EXHIBIT 99

                                  Chase Funding
             Mortgage Loan Asset-Backed Certificates, Series 2003-4

                          $1,101,495,000 (Approximate)
                               Subject to Revision

                     July 21, 2003- Computational Materials

Copyright 2003 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. Except as indicated below, they may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                  July 21, 2003

                                  Chase Funding
             Mortgage Loan Asset-Backed Certificates, Series 2003-4

                          $1,101,495,000 (Approximate)
                               Subject to Revision

------------- ---------------- ------------------------- ----------------- ---------------- ---------------------- ---------------
                                                                                                                     Expected
                                       Ratings              WAL To Call         Bond                                 Maturity
    Class       Amount ($)        (Moody's/S&P/Fitch)         (yrs)(1)          Type               Coupon            To Call(1)
------------- ---------------- ------------------------- ----------------- ---------------- ---------------------- ---------------
   IA-1          $195,500,000        Aaa/AAA/AAA               0.95             SEQ           1M Libor + [ ](2)        03/05
   IA-2           $75,800,000        Aaa/AAA/AAA               2.00             SEQ               Fixed(2)             11/05
   IA-3          $121,200,000        Aaa/AAA/AAA               3.00             SEQ               Fixed(2)             05/07
   IA-4          $100,600,000        Aaa/AAA/AAA               5.00             SEQ               Fixed(2)             02/10
   IA-5           $91,550,000        Aaa/AAA/AAA               8.95             SEQ              Fixed(2), (3)         02/13
   IA-6           $65,000,000        Aaa/AAA/AAA               6.66             NAS               Fixed(2)             12/12
   IM-1           $23,075,000         Aa2/AA/AA+               6.41             MEZ               Fixed(2)             02/13
   IM-2           $17,750,000          A2/A/A+                 6.41             MEZ               Fixed(2)             02/13
   IB             $15,620,000        Baa2/BBB/BBB              5.76             SUB               Fixed(2)             02/13

   IIA-1         $132,900,000        Aaa/AAA/AAA               0.95             SEQ         1M Libor + [ ](3), (4)     03/05
   IIA-2         $217,100,000        Aaa/AAA/AAA               3.13             SEQ         1M Libor + [ ](3), (4)     02/09
   IIM-1          $21,400,000         Aa2/AA/AA                4.14             MEZ         1M Libor + [ ](3), (4)     02/09
   IIM-2          $15,000,000           A2/A/A                 4.05             MEZ         1M Libor + [ ](3), (4)     02/09
   IIB             $9,000,000        Baa2/BBB/BBB              3.89             SUB         1M Libor + [ ](3), (4)     02/09
------------- ---------------- ------------------------- ----------------- ---------------- ---------------------- ---------------

(1) The Certificates will be priced at the following prepayment speed assumptions:
      Group I Certificates: 20% HEP.
      Group II Certificates: 100% PPC (2% CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).

(2)   Subject to the Group I Net WAC Cap.

(3) If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on each of the Class IIA-1 and the Class IIA-2 Certificates will increase to 2x their respective margins and the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

(4)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        2

Title of Certificates:     Chase Funding Mortgage Loan Asset-Backed
                           Certificates, Series 2003-4, consisting of the following offered classes: Class IA-1, Class IA-2,
                           Class IA-3, Class IA-4, Class IA-5, Class IA-6 Class
                           IM-1, Class IM-2 Class IB (the "Group I
                           Certificates")

                           and

                           Class IIA-1, Class IIA-2
                           Class IIM-1, Class IIM-2
                           Class IIB
                           (the "Group II Certificates")

Underwriters:              J.P. Morgan Securities Inc., Wachovia Securities,
                           Inc. and Morgan Stanley & Co., Incorporated

Depositor:                 Chase Funding, Inc.

Sellers: Chase Manhattan Mortgage Corporation, Chase Manhattan Bank USA, N.A. and JPMorgan Chase Bank

Servicer:                  Chase Manhattan Mortgage Corporation

Trustee:                   Wachovia Bank, N.A.

Cut-Off Date:              July 1, 2003

Pricing Date:              On or about July 23, 2003

Closing Date:              On or about July 29, 2003

Distribution Dates:        Distribution of principal and interest on the
                           certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in August
                           2003.


ERISA Considerations:      The offered certificates will be ERISA eligible as of
                           the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                           Plan's acquisition and ownership of such Certificates.

Legal Investment:          The Class A and Class M-1 Certificates will
                           constitute "mortgage-related securities" for the purposes of SMMEA. The Class M-2 and Class B
                           Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        3
uTax Status:               For federal income tax purposes, the Trust Fund will
                           include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                           ("REMIC").

Optional Termination:      The Servicer has the option to exercise a call on
                           each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related loan group as of the Cut-Off Date. The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group
                           (other than in respect of REO property), plus accrued interest, (ii) the appraised value of any REO
                           Property in the related loan group (up to the stated principal balance of the related Mortgage Loan), and
                           (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage Loans.


Mortgage Loans:            The mortgage pool will consist of mortgage loans
                           ("Mortgage Loans") that will be divided into a fixed-rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The Mortgage
                           Loans are secured by first liens on real properties.

Administrative Fees:       The Servicer and Trustee will be paid fees
                           aggregating approximately 51 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        4

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4
      --------------------------------------------------------------------

                              Certificate Structure
                              ---------------------

Credit Enhancement:        1) Excess interest
                           2) Over-Collateralization 3) Cross-Collateralization
                           4) Subordination

Excess Interest:           Excess interest cashflows from each group will be
                           available as credit enhancement for the related group.


Over-Collateralization:    The over-collateralization ("O/C") amount is equal to
                           the excess of the aggregate principal balance of Mortgage Loans in a loan group over the aggregate principal balance of the Offered Certificates related to such loan group. On the Closing Date, the over-collateralization amount will equal approximately 0.55% of the aggregate principal balance of the Group I Mortgage Loans and approximately 1.15% of the aggregate principal balance of the Group II Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount, excess cashflow will be directed to build O/C until the over-collateralization target amount is reached.

                              GROUP I CERTIFICATES

      Initial:   0.55% of original balance    Target:  0.55% of original balance
      Stepdown:  1.10% of current balance     Floor:   0.50% of original balance

                      (Preliminary and Subject to Revision)

                              GROUP II CERTIFICATES

      Initial:   1.15% of original balance    Target:  1.15% of original balance
      Stepdown:  2.30% of current balance     Floor:   0.50% of original balance

                      (Preliminary and Subject to Revision)

Cross-Collateralization:   Excess interest from each of the two loan groups, if
                           not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        5

                                     GROUP I
                                     -------

Group I Subordination(1):
                                                             (Moody's/S&P/Fitch)             GROUP I (Subordination)
                                                             -------------------             -----------------------
                           Class IA                          (Aaa/AAA/AAA)                   8.50%
                           Class IM-1                        (Aa2/AA/AA+)                    5.25%
                           Class IM-2                        (A2/A/A+)                       2.75%
                           Class IB                          (Baa2/BBB/BBB)                  0.55%

                      (Preliminary and Subject to Revision)

Group I Class Size:
                                                             (Moody's/S&P/Fitch)             GROUP I (Class Size)
                                                             -------------------             --------------------
                           Class IA                          (Aaa/AAA/AAA)                   91.50%
                           Class IM-1                        (Aa2/AA/AA+)                    3.25%
                           Class IM-2                        (A2/A/A+)                       2.50%
                           Class IB                          (Baa2/BBB/BBB)                  2.20%

                      (Preliminary and Subject to Revision)

                                    GROUP II
                                    --------

Group II Subordination(1):
                                                             (Moody's/S&P/Fitch)             GROUP II (Subordination)
                                                             -------------------             ------------------------
                           Class IIA                         (Aaa/AAA/AAA)                   12.50%
                           Class IIM-1                       (Aa2/AA/AA)                     7.15%
                           Class IIM-2                       (A2/A/A)                        3.40%
                           Class IIB                         (Baa2/BBB/BBB)                  1.15%

                      (Preliminary and Subject to Revision)

Group II Class Size:
                                                             (Moody's/S&P/Fitch)             GROUP II (Class Size)
                                                             -------------------             ---------------------
                           Class IIA                         (Aaa/AAA/AAA)                   87.50%
                           Class IIM-1                       (Aa2/AA/AA)                     5.35%
                           Class IIM-2                       (A2/A/A)                        3.75%
                           Class IIB                         (Baa2/BBB/BBB)                  2.25%

                      (Preliminary and Subject to Revision)

(1) The subordination percentages include the initial over-collateralization levels of 0.55% for Group I and 1.15% for Group II.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        6

                                     GROUP I
                                     -------

Mortgage Loans*:           Fixed-rate, first lien, sub-prime Mortgage Loans
                           having an aggregate stated principal balance as of the Cut-Off Date of approximately $537,418,746.

Prepayment
Assumption:                The Group I Certificates will be priced at 20% HEP
                           (2% - 20% CPR Ramp over 10 months).

Group I Net WAC Cap:       The pass-through rate of each class of the Group I
                           Certificates will be subject to the "Group I Net WAC
                           Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group I Mortgage
                           Loans. Any interest shortfall due to the Group I Net
                           WAC Cap will not be reimbursed.

Interest Accrual:          For the Class IA-1 Certificates, interest will
                           initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For all other Group I Certificates, interest will accrue during the calendar month preceding the month of distribution.

Payment Delay:             For the Class IA-1 Certificates, 0 days. For all
                           other Group I Certificates, 24 days.

Interest Payment Basis:    For the Class IA-1 Certificates, Actual/360. For all
                           other Group I Certificates, 30/360.

Coupon Step Up:            If the 10% clean-up call for the Group I Certificates
                           is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5 Certificates will increase by 50 bps per annum.

The mortgage pool as of the Closing Date will include approximately $172,581,254 of fixed-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within, fifteen days of the Closing Date.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        7

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4
      --------------------------------------------------------------------

                              Group I Certificates
                              --------------------

                                 Class           Class           Class            Class           Class
                                  IA-1           IA-2             IA-3            IA-4            IA-5
-------------------------- ----------------- --------------- ---------------- --------------- ---------------
Offer Size ($)                $195,500,000    $75,800,000     $121,200,000     $100,600,000    $91,550,000

Expected Ratings
     Moody's                       Aaa             Aaa              Aaa             Aaa             Aaa
     S&P                           AAA             AAA              AAA             AAA             AAA
     Fitch                         AAA             AAA              AAA             AAA             AAA
Coupon                      1M Libor + [ ](1)    Fixed(1)         Fixed(1)         Fixed(1)     Fixed(1),(2)

Weighted Average Life to          0.95            2.00            3.00             5.00            8.95
Call (yrs.) (3)

Weighted Average Life             0.95            2.00            3.00             5.00           11.03
To Maturity (yrs.) (3)

Payment Window                  1-20/20         20-28/9         28-46/19         46-79/34       79-115/37
to Call (mos.) (3)

Payment Window                  1-20/20         20-28/9         28-46/19         46-79/34       79-236/158
to Maturity (mos.) (3)

Expected Maturity to             03/05           11/05            05/07           02/10           02/13
Call (3)

Expected Maturity to             03/05           11/05            05/07           02/10           03/23
Maturity (3)

Last Scheduled                   09/17           07/18            09/24           11/29           05/33
Distribution Date (4)

                               Class           Class           Class           Class
                               IA-6            IM-1            IM-2             IB
-------------------------- --------------- --------------- --------------- ---------------
Offer Size ($)              $65,000,000     $23,075,000     $17,750,000     $15,620,000

Expected Ratings
     Moody's                     Aaa             Aa2              A2             Baa2
     S&P                         AAA              AA              A              BBB
     Fitch                       AAA             AA+              A+             BBB
Coupon                         Fixed(1)        Fixed(1)        Fixed(1)        Fixed(1)

Weighted Average Life to        6.66            6.41            6.41            5.76
Call (yrs.) (3)

Weighted Average Life           6.66            6.89            6.69            5.77
To Maturity (yrs.) (3)

Payment Window               37-113/77       39-115/77       39-115/77       39-115/77
to Call (mos.) (3)

Payment Window               37-113/77       39-170/132      39-149/111      39-120/82
to Maturity (mos.) (3)

Expected Maturity to           12/12           02/13           02/13           02/13
Call (3)

Expected Maturity to           12/12           09/17           12/15           07/13
Maturity (3)

Last Scheduled                 10/14           11/32           06/32           06/31
Distribution Date (4)

(1)   Subject to the Group I Net WAC Cap.

(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.

(3)   The Group I Certificates will be priced at 20% HEP.

(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal and the cleanup call is not exercised.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        8

                                    GROUP II
                                    --------

Mortgage Loans*:           Adjustable-rate, first lien, sub-prime Mortgage Loans
                           having an aggregate stated principal balance as of the Cut-Off Date of approximately $280,925,012.

Prepayment
Assumption:                The Group II Certificates will be priced at 100% PPC
                           (2% CPR in month 1, plus an additional 1/11th of 26%
                           CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).

Group II Available
Funds Cap:                 The pass-through rate of each class of the Group II
                           Certificates will be subject to the "Group II
                           Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

Group II Maximum
Rate Cap:                  The pass-through rate of each class of the Group II
                           Certificates will be subject to the "Group II Maximum
                           Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the Group II Mortgage Loans. Any interest shortfall due to the Group II Maximum Rate Cap will not be reimbursed.

Shortfall
Reimbursement:             If on any Distribution Date the pass-through rate on
                           the Group II Certificates is limited by the Group II
                           Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate on the Group II Certificates had not been so limited by the Group II Available Funds Cap, up to but not exceeding the Group II Maximum Rate Cap, and the aggregate of such shortfalls from previous
                           Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II Mortgage Loans and will be paid only on a subordinated basis. No such Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

Interest Accrual:          For all Group II Certificates, interest will
                           initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

Payment Delay:             0 days.

Interest Payment Basis:    Actual/360.

Coupon Step Up:            If the 10% clean-up call for the Group II
                           Certificates is not exercised on the first distribution date on which it is exercisable, the margin on each of the Class IIA-1 and the Class IIA-2
                           Certificates will increase to 2x their respective margins and the margin on the Class IIM-1, Class
                           IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

* The mortgage pool as of the Closing Date will include approximately $119,074,988 of adjustable-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of the Closing Date.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        9

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4
      --------------------------------------------------------------------

                              Group II Certificates
                              ---------------------

                                                  Class                     Class                   Class
                                                  IIA-1                     IIA-2                   IIM-1
----------------------------------------- ------------------------ ------------------------ -----------------------
Offer Size ($)                                 $132,900,000             $217,100,000             $21,400,000

Expected Ratings
  Moody's                                          Aaa                       Aaa                     Aa2
  S&P                                              AAA                       AAA                      AA
  Fitch                                            AAA                       AAA                      AA
Coupon                                     1M Libor + [ ](1),(2)     1M Libor + [ ](1),(2)    1M Libor + [ ](1),(2)
                                                   1,2                        1,2                     ]1,2

Weighted Average Life to Call (yrs.) (3)           0.95                     3.13                     4.14

Weighted Average Life to Maturity (yrs.)(3)        0.95                     3.41                     4.47

Payment Window to Call (mos.) (3)                1-20/20                  20-67/48                 39-67/29

Payment Window to Maturity (mos.) (3)            1-20/20                 20-147/128               39-110/72

Expected Maturity to Call(3)                      03/05                     02/09                   02/09

Expected Maturity to Maturity (3)                 03/05                     10/15                   09/12

Last Scheduled Distribution Date (4)              02/21                     05/33                   03/33

                                                    Class                   Class
                                                    IIM-2                    IIB
------------------------------------------- ----------------------- ------------------------
Offer Size ($)                                   $15,000,000             $9,000,000

Expected Ratings
  Moody's                                             A2                     Baa2
  S&P                                                 A                      BBB
  Fitch                                               A                      BBB
Coupon                                        1M Libor + [ ](1),(2)    1M Libor + [ ](1),(2)
                                                    ] 1,2                    ]1,2

Weighted Average Life to Call (yrs.) (3)             4.05                   3.89

Weighted Average Life to Maturity (yrs.)(3)          4.28                   3.92

Payment Window to Call (mos.) (3)                  38-67/30               37-67/31

Payment Window to Maturity (mos.) (3)              38-95/58               37-76/40

Expected Maturity to Call(3)                        02/09                  02/09

Expected Maturity to Maturity (3)                   06/11                  11/09

Last Scheduled Distribution Date (4)                12/32                  06/32

(1)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class IIA-1 Certificates and the Class IIA-2 Certificates will increase to 2x their respective margins and the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

(3)   The Group II Certificates will be priced at 100% PPC.

(4) Assumes 0% CPR, no losses, no excess interest will be applied to principal and the cleanup call is not exercised.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        10

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4
      --------------------------------------------------------------------

                               CASH FLOW PRIORITY
                               ------------------


                              GROUP I CERTIFICATES

1.       Repayment of any unrecoverable, unreimbursed Servicer advances.

2.       Servicing Fees and Trustee Fees.

3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.

4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.

6. Excess Group I interest to pay Group I subordinate principal shortfalls.

7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.

8. Any remaining Group I amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      (Preliminary and Subject to Revision)


                              GROUP II CERTIFICATES

1.       Repayment of any unrecoverable, unreimbursed Servicer advances.

2.       Servicing Fees and Trustee Fees.

3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.

4. Group II available principal funds, as follows: monthly principal to the Class IIA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.

6. Excess Group II interest to pay Group II subordinate principal shortfalls.

7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.

8. Excess Group II interest to pay any Carryover resulting from the imposition of the Group II Available Funds Cap.

9. Any remaining Group II amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      (Preliminary and Subject to Revision)



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        11

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4
      --------------------------------------------------------------------

                                PRINCIPAL PAYDOWN
                                -----------------

Class IA-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date prior to the Distribution Date in August 2012, the product of (i) the applicable Class IA-6 Lockout Percentage, (ii) a fraction, the numerator of which is the outstanding principal balance of the Class IA-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class IA Certificates (in each case immediately prior to such Distribution Date) and (iii) the Group I Class A Principal Cashflow for such Distribution Date. For the August 2012 Distribution Date and each Distribution Date thereafter, the Class IA-6 Lockout Amount Distribution will equal the Group I Class A Principal Cashflows.

                         CLASS IA-6 LOCKOUT PERCENTAGE
                         -----------------------------

                August 2003 - July 2006                   0%
                August 2006 - July 2008                  45%
                August 2008 - July 2009                  80%
                August 2009 - July 2010                 100%
                August 2010 - July 2012                 300%

                      (Preliminary and Subject to Revision)

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:
---------------------

1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount until the principal balance of the Class IA-6 Certificate is reduced to zero.

2) All scheduled and unscheduled Group I principal plus excess spread to the extent distributable as principal to restore O/C to the required level ("Group I Class A Principal Cashflow") remaining after step 1 above will be paid sequentially to the Class IA Certificates until the principal balance of each such class of Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

Group II Certificates:
----------------------

1) All scheduled and unscheduled Group II principal plus excess spread related to the Group II Mortgage Loans to the extent distributable as principal to restore O/C for the Group II Offered Certificates to the required level will be paid sequentially to the Class IIA Certificates until the principal balance of each such class of Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IIA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        12

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Certificate Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                         REQUIRED SUBORDINATION LEVELS*
                         ------------------------------

Group I                                   Group II
-------                                   --------

Class A                     17.00%        Class A                    25.00%
Class M-1                   10.50%        Class M-1                  14.30%
Class M-2                    5.50%        Class M-2                   6.80%
Class B                      1.10%        Class B                     2.30%

*Includes overcollateralization

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the June 2006 Distribution Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

TRIGGER EVENT:

A trigger event ("Trigger Event") with respect to each loan group and a Distribution Date after July 2006, exists if (i) the current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II) or (ii) aggregate realized losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date with respect to Group I or Group II Mortgage Loans, as applicable, exceed the following levels (expressed as a percentage of aggregate principal balance of the related Mortgage Loans as of the Cut-off Date):

Distribution Date Occurring In         Group I Required Loss Percentage               Group II Required Loss Percentage
------------------------------         --------------------------------               ---------------------------------
August 2006 - July 2007                [2.00]% for the first month, plus an           [2.50]% for the first month, plus an
                                       additional 1/12th of [0.75]% for each month    additional 1/12th of [1.25]% for each month
                                       thereafter                                     thereafter

August 2007 - July 2008                [2.75]% for the first month, plus an           [3.75]% for the first month, plus an
                                       additional 1/12th of [0.50]% for each month    additional 1/12th of [1.00]% for each month
                                       thereafter                                     thereafter

August 2008 - July 2009                [3.25]% for the first month, plus an           [4.75]% for the first month, plus an
                                       additional 1/12th of [0.50]% for each month    additional 1/12th of [0.35]% for each month
                                       thereafter                                     thereafter

August 2009 - July 2010                [3.75]% for the first month, plus an           [5.10]% for the first month, plus an
                                       additional 1/12th of [0.35]% for each month    additional 1/12th of [0.25]% for each month
                                       thereafter                                     thereafter

August 2010 and thereafter             [4.10]%                                        [5.35]%



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        13

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

For each loan group, the later of (i) the August 2006 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

                Group I Senior                          Group II Senior
      Specified Enhancement Percentage:        Specified Enhancement Percentage:
             -------------------                      -------------------
                    17.00%                                   25.00%
                      Or                                       Or
              (7.95% + 0.55%)*2                        (11.35% +1.15%)*2

                      (Preliminary and Subject to Revision)

Prospectus:                The Certificates will be offered pursuant to a
                           Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                           Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Mortgage Loans:            The following tables describe the mortgage loans and
                           the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.


Further Information:       Please call Chris Schiavone at (212) 834-5372, Peter
                           Candell at (212) 834-5511, Marty Friedman at (212)
                           834-5727, Philip Li at (212) 834-5033, Tom Roh at
                           (212) 834-5936, Brian Mendell at (212) 834-5029,
                           Phillip Chun at (212) 834-5435 or Darya Zhuk at (212)
                           834-5308.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        14

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4
                                     Group I

                                 Summary Report
                                 --------------
Aggregate Outstanding Principal Balance                  $537,418,746
Aggregate Original Principal Balance                     $538,182,743
Number of Mortgage Loans                                        3,783

                                                           Average(1)                               Minimum                Maximum
                                                           ----------                               -------                -------
Original Principal Balance                                   $142,263                               $15,000               $780,000
Outstanding Principal Balance                                $142,062                               $14,920               $779,295

                                                  Weighted Average(2)                               Minimum                Maximum
                                                  -------------------                               -------                -------
Original Term (mos)                                               302                                    60                    360
Stated Remaining Term (mos)                                       301                                    59                    360
Expected Remaining Term (mos)                                     301                                    59                    360
Loan Age (mos)                                                      1                                     0                     11
Current Interest Rate                                          6.828%                                5.625%                11.350%
Original Loan-to-Value                                         73.79%                                 5.93%                 95.00%
Credit Score (3)                                                  644                                   500                    834

                                                             Earliest                                Latest
                                                             --------                                ------
Origination Dates                                             07/2002                               06/2003
Maturity Dates                                                05/2008                               07/2033

Lien Position                                   Percent of Loan Group      Loan Purpose                      Percent of Loan Group
                                                ---------------------                                        ---------------------
1st Lien                                                        100.0%     Purchase                                            8.5%
                                                                           Refinance - Rate/Term                              10.9%
Occupancy                                       Percent of Loan Group      Refinance - Cashout                                80.7%
                                                ---------------------
Owner-occupied                                                   94.7%
Second Home                                                       0.7%     Property Type                     Percent of Loan Group
Investment                                                        4.6%                                       ---------------------
                                                                           Single Family Detached                             82.5%
                                                                           Two- to Four-family Dwelling                        7.0%
Documentation                                   Percent of Loan Group      Planned Unit Development                            4.3%
                                                ---------------------      Condominium                                         4.0%
Full Documentation                                               69.7%     Manufactured Housing                                1.8%
24 Month Bank Statement                                           6.7%     Small Mixed Use                                     0.4%
Reduced Documentation                                             0.5%
Stated Income                                                    23.1%

Year of Origination                             Percent of Loan Group
                                                ---------------------
2002                                                              0.2%
2003                                                             99.8%

Notes:
(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Minimum and Weighted Average only for loans with credit scores.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        15

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4
                                     Group I

                              Current Mortgage Rate
                              ---------------------
                                                               Number of             Aggregate Principal              Percent of
Current Mortgage Rates                                    Mortgage Loans             Balance Outstanding              Loan Group
5.500% to 5.999%                                                     812                    $156,608,787                    29.1%
6.000% to 6.499%                                                     501                      80,236,908                    14.9
6.500% to 6.999%                                                     728                     107,602,157                    20.0
7.000% to 7.499%                                                     427                      54,318,179                    10.1
7.500% to 7.999%                                                     556                      67,578,153                    12.6
8.000% to 8.499%                                                     274                      30,126,066                     5.6
8.500% to 8.999%                                                     278                      24,321,760                     4.5
9.000% to 9.499%                                                      94                       7,894,487                     1.5
9.500% to 9.999%                                                      67                       5,279,925                     1.0
10.000% to 10.499%                                                    29                       2,112,048                     0.4
10.500% to 10.999%                                                    13                       1,159,031                     0.2
11.000% to 11.499%                                                     4                         181,246                     0.0
                                                                   -----                    ------------                   -----
Total:                                                             3,783                    $537,418,746                   100.0%
                                                                   =====                    ============                   =====

Mortgage Rates Range is from: 5.625% to 11.350%
Weighted Average is: 6.828%

                       Remaining Months to Stated Maturity
                       -----------------------------------
                                                               Number of             Aggregate Principal              Percent of
Remaining Term (Months)                                   Mortgage Loans             Balance Outstanding              Loan Group
49 to 60                                                               3                         $92,139                     0.0%
61 to 72                                                               1                          58,700                     0.0
73 to 84                                                               2                          93,773                     0.0
85 to 96                                                               1                          99,175                     0.0
97 to 108                                                              2                         137,878                     0.0
109 to 120                                                            76                       4,589,789                     0.9
133 to 144                                                             3                         236,399                     0.0
145 to 156                                                             1                          89,625                     0.0
169 to 180                                                           850                     106,114,187                    19.7
181 to 192                                                             2                         200,334                     0.0
193 to 204                                                             5                         780,581                     0.1
205 to 216                                                             2                         241,902                     0.0
217 to 228                                                             1                         107,700                     0.0
229 to 240                                                           671                      84,243,693                    15.7
277 to 288                                                             2                         369,435                     0.1
289 to 300                                                            29                       4,500,388                     0.8
313 to 324                                                             1                         175,327                     0.0
325 to 336                                                             3                         508,700                     0.1
349 to 360                                                         2,128                     334,779,022                    62.3
                                                                   -----                    ------------                   -----
Total:                                                             3,783                    $537,418,746                   100.0%
                                                                   =====                    ============                   =====

Remaining Term Range is from (Months): 59 to 360
Weighted Average is (Months): 301



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        16

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4
                                     Group I

                    Original Mortgage Loan Principal Balances
                    -----------------------------------------
Range of Original Mortgage                                     Number of             Aggregate Principal              Percent of
Loan Principal Balances                                   Mortgage Loans             Balance Outstanding              Loan Group
$100,000 or Less                                                   1,432                     $96,590,209                    18.0%
$100,001 to $150,000                                                 914                     113,717,787                    21.2
$150,001 to $200,000                                                 668                     115,628,144                    21.5
$200,001 to $250,000                                                 351                      78,574,021                    14.6
$250,001 to $300,000                                                 220                      60,245,508                    11.2
$300,001 to $350,000                                                 120                      39,403,219                     7.3
$350,001 to $400,000                                                  36                      13,617,642                     2.5
$400,001 to $450,000                                                  19                       8,103,792                     1.5
$450,001 to $500,000                                                  20                       9,655,886                     1.8
$500,001 to $550,000                                                   1                         529,447                     0.1
$550,001 to $600,000                                                   1                         573,796                     0.1
$750,001 to $800,000                                                   1                         779,295                     0.1
                                                                   -----                    ------------                   -----
Total:                                                             3,783                    $537,418,746                   100.0%
                                                                   =====                    ============                   =====

Original Mortgage Loan Principal Balance Range is from: $15,000 to $780,000
Average is: $142,263

                              Product Type Summary
                              --------------------
                                                               Number of             Aggregate Principal              Percent of
Product Type Summary                                      Mortgage Loans             Balance Outstanding              Loan Group
5 to 9 Year Fixed Rate Mortgage Loan                                   9                        $481,665                     0.1%
10 to 14 Year Fixed Rate Mortgage Loan                                80                       4,915,813                     0.9
15 to 19 Year Fixed Rate Mortgage Loan                               514                      52,932,169                     9.8
20 to 24 Year Fixed Rate Mortgage Loan                               673                      84,613,128                    15.7
25 to 29 Year Fixed Rate Mortgage Loan                                33                       5,184,414                     1.0
30 Year Fixed Rate Mortgage Loan                                   2,128                     334,779,022                    62.3
Balloon Loan                                                         346                      54,512,534                    10.1
                                                                   -----                    ------------                   -----
Total:                                                             3,783                    $537,418,746                   100.0%
                                                                   =====                    ============                   =====

                          Prepayment Penalties Summary
                          ----------------------------
                                                               Number of             Aggregate Principal              Percent of
Prepayment Penalty Summary                                Mortgage Loans             Balance Outstanding              Loan Group
None                                                                 523                     $68,474,994                    12.7%
12 Months                                                            185                      37,934,107                     7.1
24 Months                                                             19                       3,917,177                     0.7
36 Months                                                            815                     135,912,211                    25.3
42 Months                                                              1                         165,450                     0.0
60 Months                                                          2,240                     291,014,808                    54.2
                                                                   -----                    ------------                   -----
Total:                                                             3,783                    $537,418,746                   100.0%
                                                                   =====                    ============                   =====

The weighted average prepayment penalty term with respect to the Fixed Rate
Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 49 months prepayment penalties is approximately 49 months.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        17

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4
                                     Group I

                               State Distributions
                               -------------------
                                              Number of                           Aggregate Principal               Percent of
States                                   Mortgage Loans                           Balance Outstanding               Loan Group
Arizona                                              73                                    $7,922,197                      1.5%
Arkansas                                             34                                     2,341,410                      0.4
California                                          735                                   153,855,706                     28.6
Colorado                                             91                                    15,416,119                      2.9
Connecticut                                          62                                    10,064,476                      1.9
Delaware                                             17                                     2,059,591                      0.4
District of Columbia                                  9                                     1,286,086                      0.2
Florida                                             640                                    73,349,716                     13.6
Georgia                                             117                                    12,680,932                      2.4
Hawaii                                                6                                     1,701,402                      0.3
Idaho                                                 6                                       572,667                      0.1
Illinois                                            115                                    14,930,738                      2.8
Indiana                                              98                                     8,515,462                      1.6
Iowa                                                  5                                       380,333                      0.1
Kansas                                               19                                     1,425,008                      0.3
Kentucky                                             40                                     3,829,138                      0.7
Louisiana                                            40                                     4,151,450                      0.8
Maine                                                16                                     1,566,247                      0.3
Maryland                                             79                                    12,447,832                      2.3
Massachusetts                                        58                                    10,818,786                      2.0
Michigan                                            116                                    11,327,443                      2.1
Minnesota                                            33                                     4,409,449                      0.8
Mississippi                                          25                                     1,547,014                      0.3
Missouri                                             62                                     5,464,074                      1.0
Montana                                               6                                       990,660                      0.2
Nebraska                                              6                                       472,464                      0.1
Nevada                                               25                                     3,695,958                      0.7
New Hampshire                                        26                                     4,035,193                      0.8
New Jersey                                          172                                    28,681,442                      5.3
New Mexico                                           16                                     1,439,224                      0.3
New York                                            313                                    55,675,946                     10.4
North Carolina                                       15                                     1,891,030                      0.4
North Dakota                                          3                                       205,502                      0.0
Ohio                                                 84                                     8,287,572                      1.5
Oklahoma                                             22                                     1,708,333                      0.3
Oregon                                               34                                     4,114,857                      0.8
Pennsylvania                                        119                                    11,777,434                      2.2
Rhode Island                                         19                                     2,822,367                      0.5
South Carolina                                       40                                     3,595,800                      0.7
South Dakota                                          4                                       305,704                      0.1
Tennessee                                           120                                    10,435,736                      1.9
Texas                                                 5                                       481,705                      0.1
Utah                                                  8                                     1,294,087                      0.2
Vermont                                               3                                       343,479                      0.1
Virginia                                            102                                    13,311,282                      2.5
Washington                                           78                                    13,215,692                      2.5
West Virginia                                        18                                     1,433,865                      0.3
Wisconsin                                            43                                     4,636,112                      0.9
Wyoming                                               6                                       504,027                      0.1
                                                  -----                                  ------------                    -----
Total:                                            3,783                                  $537,418,746                    100.0%
                                                  =====                                  ============                    =====



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        18

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4
                                     Group I

                          Original Loan-to-Value Ratios
                          -----------------------------
                                                               Number of             Aggregate Principal              Percent of
Range of Original Loan-to-Value Ratios                    Mortgage Loans             Balance Outstanding              Loan Group
50.00% or Less                                                       352                     $39,952,376                     7.4%
50.01% to 55.00%                                                     115                      15,760,358                     2.9
55.01% to 60.00%                                                     204                      28,696,696                     5.3
60.01% to 65.00%                                                     275                      40,993,625                     7.6
65.01% to 70.00%                                                     436                      62,785,884                    11.7
70.01% to 75.00%                                                     419                      61,842,897                    11.5
75.01% to 80.00%                                                     875                     133,263,882                    24.8
80.01% to 85.00%                                                     523                      73,816,735                    13.7
85.01% to 90.00%                                                     456                      63,899,673                    11.9
90.01% to 95.00%                                                     128                      16,406,620                     3.1
                                                                   -----                    ------------                   -----
Total:                                                             3,783                    $537,418,746                   100.0%
                                                                   =====                    ============                   =====

Loan-to-Value Ratios Range is from: 5.93% to 95.00%
Weighted Average is: 73.79%

                            Mortgage Loan Age Summary
                            -------------------------
                                                               Number of             Aggregate Principal              Percent of
Mortgage Loan Age (Months)                                Mortgage Loans             Balance Outstanding              Loan Group
0                                                                    927                    $119,990,542                    22.3%
1                                                                  2,491                     356,450,111                    66.3
2                                                                    347                      57,435,637                    10.7
3                                                                      8                       2,055,168                     0.4
4                                                                      4                         618,881                     0.1
6                                                                      2                         279,160                     0.1
7                                                                      1                          49,001                     0.0
8                                                                      2                         518,962                     0.1
11                                                                     1                          21,285                     0.0
                                                                   -----                    ------------                   -----
Total:                                                             3,783                    $537,418,746                   100.0%
                                                                   =====                    ============                   =====

Weighted Average Age (Months) is: 1



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        19

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4
                                     Group I

                              Credit Score Summary
                              --------------------
                                                               Number of             Aggregate Principal              Percent of
Credit Scores                                             Mortgage Loans             Balance Outstanding              Loan Group
Not Scored                                                             2                        $191,535                     0.0%
500 to 500                                                             2                         112,208                     0.0
501 to 550                                                           416                      43,885,819                     8.2
551 to 600                                                           791                      98,704,570                    18.4
601 to 650                                                         1,040                     147,812,728                    27.5
651 to 700                                                           945                     144,179,481                    26.8
701 to 750                                                           381                      65,010,292                    12.1
751 to 800                                                           201                      36,431,642                     6.8
801 to 834                                                             5                       1,090,472                     0.2
                                                                   -----                    ------------                   -----
Total:                                                             3,783                    $537,418,746                   100.0%
                                                                   =====                    ============                   =====

Credit Score Range is from: 500 to 834
Weighted Average (scored loans only) is: 644

                              Credit Grade Summary
                              --------------------
                                                               Number of             Aggregate Principal              Percent of
Credit Grade                                              Mortgage Loans             Balance Outstanding              Loan Group
CMMC Wholesale/Retail Underwriting:
A Star                                                             1,131                    $202,150,593                    37.6%
AO                                                                   708                     103,165,212                    19.2
A-                                                                   140                      16,001,481                     3.0
B                                                                    104                      11,341,384                     2.1
B-                                                                    15                       1,359,220                     0.3
C                                                                     15                       1,339,008                     0.2
                                                                   -----                    ------------                   -----
Sub total:                                                         2,113                    $335,356,899                    62.4%
                                                                   =====                    ============                   =====

CMMC Call Center Underwriting:

A1                                                                   728                     $92,393,973                    17.2%
A2                                                                   607                      74,499,352                    13.9
B1                                                                   285                      31,013,492                     5.8
B2                                                                    50                       4,155,031                     0.8
                                                                   -----                    ------------                   -----
Sub total:                                                         1,670                    $202,061,848                    37.6%
                                                                   =====                    ============                   =====

Total:                                                             3,783                    $537,418,746                   100.0%
                                                                   =====                    ============                   =====



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        20

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4
                                    Group II

                                 Summary Report
                                 --------------
Aggregate Outstanding Principal Balance                    $280,925,012
Aggregate Original Principal Balance                       $281,168,798
Number of Mortgage Loans                                          1,747

                                                            Average (1)                             Minimum                Maximum
                                                            -----------                             -------                -------
Original Principal Balance                                     $160,944                             $11,100               $862,500
Outstanding Principal Balance                                  $160,804                             $11,095               $862,500

                                                   Weighted Average (2)                             Minimum                Maximum
                                                   --------------------                             -------                -------
Original Term (mos)                                                 359                                 180                    360
Stated Remaining Term (mos)                                         358                                 179                    360
Expected Remaining Term (mos)                                       358                                 179                    360
Loan Age (mos)                                                        1                                   0                     12
Current Interest Rate                                            7.301%                              5.125%                11.750%
Initial Interest Rate Cap                                        3.000%                              3.000%                 3.000%
Periodic Rate Cap                                                1.434%                              1.000%                 1.500%
Gross Margin                                                     4.693%                              1.125%                 8.000%
Maximum Mortgage Rate                                           14.302%                             12.125%                18.750%
Minimum Mortgage Rate                                            7.303%                              5.125%                11.750%
Months to Roll                                                       40                                  12                     60
Original Loan-to-Value                                           77.74%                              13.98%                 95.00%
Credit Score (3)                                                    610                                 491                    809

                                                               Earliest                              Latest
                                                               --------                              ------
Origination Date                                                06/2002                             06/2003
Maturity Date                                                   05/2018                             07/2033

Lien Position                                     Percent of Loan Group     Year of Origination              Percent of Loan Group
-------------                                     ---------------------     -------------------              ---------------------
First Lien                                                        100.0%    2002                                               0.3%
                                                                            2003                                              99.7%
Occupancy                                         Percent of Loan Group
---------                                         ---------------------     Loan Purpose                     Percent of Loan Group
Owner-occupied                                                     92.4%    ------------                     ---------------------
Second Home                                                         0.9%    Purchase                                          21.2%
Investment                                                          6.8%    Refinance - Rate/Term                              7.8%
                                                                            Refinance - Cashout                               71.0%
Documentation                                     Percent of Loan Group
-------------                                     ---------------------     Property Type                    Percent of Loan Group
Full Documentation                                                 65.0%    -------------                    ---------------------
24 Month Bank Statement                                            10.0%    Single Family Detached                            79.5%
Reduced Documentation                                               0.6%    Two- to Four-family Dwelling                       8.8%
Stated Income                                                      24.4%    Planned Unit Development                           5.2%
                                                                            Condominium                                        5.2%
                                                                            Manufactured Housing                               1.3%

(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Minimum and Weighting only for loans with scores.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        21

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4
                                    Group II

                             Current Mortgage Rates
                             ----------------------
                                                          Number of              Aggregate Principal              Percent of
Current Mortgage Rates                               Mortgage Loans              Balance Outstanding              Loan Group
5.000% to 5.499%                                                 60                      $12,094,467                     4.3%
5.500% to 5.999%                                                167                       35,550,981                    12.7
6.000% to 6.499%                                                120                       21,964,913                     7.8
6.500% to 6.999%                                                260                       47,330,522                    16.8
7.000% to 7.499%                                                211                       36,264,577                    12.9
7.500% to 7.999%                                                332                       51,974,060                    18.5
8.000% to 8.499%                                                221                       31,859,327                    11.3
8.500% to 8.999%                                                189                       24,365,705                     8.7
9.000% to 9.499%                                                 83                        8,942,037                     3.2
9.500% to 9.999%                                                 69                        8,146,192                     2.9
10.000% to 10.499%                                               20                        1,254,885                     0.4
10.500% to 10.999%                                               13                          806,461                     0.3
11.500% to 11.999%                                                2                          370,888                     0.1
                                                              -----                     ------------                   -----
Total:                                                        1,747                     $280,925,012                   100.0%
                                                              =====                     ============                   =====

Mortgage Rates Range is from: 5.125% to 11.750%
Weighted Average is: 7.301%

                       Remaining Months to Stated Maturity
                       -----------------------------------
                                                               Number of             Aggregate Principal              Percent of
Remaining Term (Months)                                   Mortgage Loans             Balance Outstanding              Loan Group
169 to 180                                                             2                        $156,632                     0.1%
229 to 240                                                            15                       1,878,569                     0.7
265 to 276                                                             1                         151,742                     0.1
277 to 288                                                             1                         100,000                     0.0
289 to 300                                                             2                         315,333                     0.1
301 to 312                                                             1                         110,700                     0.0
337 to 348                                                             1                         274,217                     0.1
349 to 360                                                         1,724                     277,937,818                    98.9
                                                                   -----                    ------------                   -----
Total:                                                             1,747                    $280,925,012                   100.0%
                                                                   =====                    ============                   =====

Remaining Term Range is from (Months): 179 to 360
Weighted Average is (Months): 358



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        22

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4
                                    Group II

                    Original Mortgage Loan Principal Balances
                    -----------------------------------------
Range of Original Mortgage                                     Number of             Aggregate Principal              Percent of
Loan Principal Balances                                   Mortgage Loans             Balance Outstanding              Loan Group
$100,000 or Less                                                     521                     $35,940,966                    12.8%
$100,001 to $150,000                                                 418                      51,865,048                    18.5
$150,001 to $200,000                                                 330                      57,549,998                    20.5
$200,001 to $250,000                                                 209                      46,677,069                    16.6
$250,001 to $300,000                                                 128                      34,909,083                    12.4
$300,001 to $350,000                                                  77                      25,286,974                     9.0
$350,001 to $400,000                                                  25                       9,600,489                     3.4
$400,001 to $450,000                                                  15                       6,374,416                     2.3
$450,001 to $500,000                                                  20                       9,697,608                     3.5
$600,001 to $650,000                                                   1                         637,039                     0.2
$650,001 to $700,000                                                   1                         699,533                     0.2
$800,001 to $850,000                                                   1                         824,290                     0.3
$850,001 to $900,000                                                   1                         862,500                     0.3
                                                                   -----                    ------------                   -----
Total:                                                             1,747                    $280,925,012                   100.0%
                                                                   =====                    ============                   =====

Original Mortgage Loan Principal Balance Range is from: $11,100 to $862,500
Average is: $160,944

                              Product Type Summary
                              --------------------
                                                               Number of             Aggregate Principal              Percent of
Product Type Summary                                      Mortgage Loans             Balance Outstanding              Loan Group
2/28 LIBOR Loan                                                      705                    $111,206,063                    39.6%
3/27 LIBOR Loan                                                      363                      58,702,832                    20.9
5/25 LIBOR Loan                                                      679                     111,016,118                    39.5
                                                                   -----                    ------------                   -----
Total:                                                             1,747                    $280,925,012                   100.0%
                                                                   =====                    ============                   =====

                          Prepayment Penalties Summary
                          ----------------------------
                                                               Number of             Aggregate Principal              Percent of
Prepayment Penalty Summary                                Mortgage Loans             Balance Outstanding              Loan Group
None                                                                 652                    $109,911,247                    39.1%
12 Months                                                              6                         969,160                     0.3
24 Months                                                            165                      27,780,941                     9.9
36 Months                                                            624                      99,116,059                    35.3
60 Months                                                            300                      43,147,606                    15.4
                                                                   -----                    ------------                   -----
Total:                                                             1,747                    $280,925,012                   100.0%
                                                                   =====                    ============                   =====

The weighted average prepayment penalty term with respect to the Adjustable Rate
Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 37 months. having prepayment penalties is approximately 40 months.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        23

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4
                                    Group II

                               State Distributions
                               -------------------
                                                               Number of             Aggregate Principal              Percent of
States                                                    Mortgage Loans             Balance Outstanding              Loan Group
Arizona                                                               42                      $5,938,649                     2.1%
Arkansas                                                               4                         652,442                     0.2
California                                                           244                      55,770,486                    19.9
Colorado                                                              50                      11,194,682                     4.0
Connecticut                                                           21                       3,674,916                     1.3
Delaware                                                               7                       1,141,750                     0.4
District of Columbia                                                  16                       3,204,305                     1.1
Florida                                                              151                      20,301,608                     7.2
Georgia                                                               51                       9,235,505                     3.3
Hawaii                                                                 1                         371,750                     0.1
Idaho                                                                  2                         151,476                     0.1
Illinois                                                              97                      14,512,636                     5.2
Indiana                                                               34                       2,874,167                     1.0
Iowa                                                                   4                         128,582                     0.0
Kansas                                                                11                       1,137,196                     0.4
Kentucky                                                              18                       1,694,224                     0.6
Louisiana                                                              9                       1,041,211                     0.4
Maine                                                                  4                         350,920                     0.1
Maryland                                                              42                       7,736,175                     2.8
Massachusetts                                                         53                      11,666,114                     4.2
Michigan                                                             152                      20,302,699                     7.2
Minnesota                                                             34                       5,613,521                     2.0
Mississippi                                                            3                         326,105                     0.1
Missouri                                                             115                      10,241,718                     3.6
Montana                                                                2                         433,685                     0.2
Nebraska                                                               2                         187,890                     0.1
Nevada                                                                13                       2,628,832                     0.9
New Hampshire                                                         20                       2,991,764                     1.1
New Jersey                                                            90                      17,509,384                     6.2
New Mexico                                                            11                       1,680,256                     0.6
New York                                                             110                      21,364,877                     7.6
North Carolina                                                        25                       3,193,012                     1.1
Ohio                                                                  46                       5,700,319                     2.0
Oklahoma                                                               7                         728,401                     0.3
Oregon                                                                 6                         806,552                     0.3
Pennsylvania                                                          35                       4,450,376                     1.6
Rhode Island                                                          11                       1,661,003                     0.6
South Carolina                                                        18                       2,185,053                     0.8
South Dakota                                                           2                          96,685                     0.0
Tennessee                                                             22                       2,180,093                     0.8
Texas                                                                 10                         786,728                     0.3
Utah                                                                   3                         308,533                     0.1
Vermont                                                                4                         660,299                     0.2
Virginia                                                              35                       5,859,762                     2.1
Washington                                                            37                       7,064,106                     2.5
West Virginia                                                          4                         755,316                     0.3
Wisconsin                                                             69                       8,429,252                     3.0
                                                                   -----                    ------------                   -----
Total:                                                             1,747                    $280,925,012                   100.0%
                                                                   =====                    ============                   =====



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        24

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4
                                    Group II

                          Original Loan-to-Value Ratios
                          -----------------------------
                                                               Number of             Aggregate Principal              Percent of
Range of Original Loan-to-Value Ratios                    Mortgage Loans             Balance Outstanding              Loan Group
50.00% or Less                                                        61                      $7,382,962                     2.6%
50.01% to 55.00%                                                      24                       3,787,246                     1.3
55.01% to 60.00%                                                      45                       7,930,923                     2.8
60.01% to 65.00%                                                      87                      14,593,671                     5.2
65.01% to 70.00%                                                     172                      28,540,290                    10.2
70.01% to 75.00%                                                     229                      34,105,544                    12.1
75.01% to 80.00%                                                     504                      88,354,480                    31.5
80.01% to 85.00%                                                     298                      44,410,429                    15.8
85.01% to 90.00%                                                     276                      43,544,632                    15.5
90.01% to 95.00%                                                      51                       8,274,834                     2.9
                                                                   -----                    ------------                   -----
Total:                                                             1,747                    $280,925,012                   100.0%
                                                                   =====                    ============                   =====

Loan-to-Value Ratios Range is from: 13.98% to 95.00%
Weighted Average is: 77.74%

                            Mortgage Loan Age Summary
                            -------------------------
                                                               Number of             Aggregate Principal              Percent of
Mortgage Loan Age (Months)                                Mortgage Loans             Balance Outstanding              Loan Group
0                                                                    283                     $43,667,773                    15.5%
1                                                                  1,205                     194,245,993                    69.1
2                                                                    243                      41,115,455                    14.6
3                                                                      6                         485,931                     0.2
4                                                                      4                         508,629                     0.2
7                                                                      1                          87,607                     0.0
8                                                                      1                         201,412                     0.1
9                                                                      1                          57,389                     0.0
11                                                                     2                         280,607                     0.1
12                                                                     1                         274,217                     0.1
                                                                   -----                    ------------                   -----
Total:                                                             1,747                    $280,925,012                   100.0%
                                                                   =====                    ============                   =====

Weighted Average Age (Months) is: 1

                              Credit Score Summary
                              --------------------
                                                               Number of             Aggregate Principal              Percent of
Credit Scores                                             Mortgage Loans             Balance Outstanding              Loan Group
Not Scored                                                             9                        $899,518                     0.3%
491 to 500                                                             3                         460,455                     0.2
501 to 550                                                           418                      59,389,741                    21.1
551 to 600                                                           498                      75,132,202                    26.7
601 to 650                                                           430                      70,613,863                    25.1
651 to 700                                                           246                      46,111,882                    16.4
701 to 750                                                           108                      22,019,356                     7.8
751 to 800                                                            34                       6,070,712                     2.2
801 to 809                                                             1                         227,284                     0.1
                                                                   -----                    ------------                   -----
Total:                                                             1,747                    $280,925,012                   100.0%
                                                                   =====                    ============                   =====

Credit Score Range is from: 491 to 809
Weighted Average (scored loans only) is: 610



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        25

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4
                                    Group II

                              Credit Grade Summary
                              --------------------
                                                             Number of              Aggregate Principal              Percent of
Credit Grade                                            Mortgage Loans              Balance Outstanding              Loan Group
CMMC Wholesale/Retail Underwriting:
A Star                                                             373                      $72,173,624                    25.7%
AO                                                                 664                      110,564,482                    39.4
A-                                                                 143                       22,045,182                     7.8
B                                                                  186                       24,943,932                     8.9
B-                                                                  45                        5,603,003                     2.0
C                                                                   85                        8,616,347                     3.1
                                                                 -----                     ------------                   -----
Sub total:                                                       1,496                     $243,946,568                    86.8%
                                                                 =====                     ============                   =====

CMMC Call Center Underwriting:

A1                                                                  37                       $6,595,326                     2.3%
A2                                                                 111                       16,428,043                     5.8
B1                                                                  75                       10,613,273                     3.8
B2                                                                  25                        2,870,914                     1.0
C1                                                                   3                          470,888                     0.2
                                                                 -----                     ------------                   -----
Sub total:                                                         251                      $36,978,444                    13.2%
                                                                 =====                     ============                   =====

Total:                                                           1,747                     $280,925,012                   100.0%
                                                                 =====                     ============                   =====

                             Maximum Mortgage Rates
                             ----------------------

Range of Maximum Mortgage                                      Number of             Aggregate Principal              Percent of
Rates                                                     Mortgage Loans             Balance Outstanding              Loan Group
12.000% to 12.499%                                                    60                     $12,094,467                     4.3%
12.500% to 12.999%                                                   167                      35,550,981                    12.7
13.000% to 13.499%                                                   119                      21,751,126                     7.7
13.500% to 13.999%                                                   261                      47,544,309                    16.9
14.000% to 14.499%                                                   211                      36,264,577                    12.9
14.500% to 14.999%                                                   332                      51,974,060                    18.5
15.000% to 15.499%                                                   221                      31,859,327                    11.3
15.500% to 15.999%                                                   189                      24,365,705                     8.7
16.000% to 16.499%                                                    83                       8,942,037                     3.2
16.500% to 16.999%                                                    69                       8,146,192                     2.9
17.000% to 17.499%                                                    20                       1,254,885                     0.4
17.500% to 17.999%                                                    13                         806,461                     0.3
18.500% to 18.999%                                                     2                         370,888                     0.1
                                                                   -----                    ------------                   -----
Total:                                                             1,747                    $280,925,012                   100.0%%
                                                                   =====                    ============                   =====

Maximum Mortgage Rate Range is from: 12.125% to 18.750%
Weighted Average is: 14.302%



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        26

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4
                                    Group II

                              Next Adjustment Date
                              --------------------
                                                               Number of             Aggregate Principal              Percent of
Next Adjustment Date                                      Mortgage Loans             Balance Outstanding              Loan Group
July 2004                                                              1                        $274,217                     0.1%
August 2004                                                            1                         127,415                     0.0
October 2004                                                           1                          57,389                     0.0
March 2005                                                             1                          86,423                     0.0
April 2005                                                             5                         428,436                     0.2
May 2005                                                             117                      19,052,434                     6.8
June 2005                                                            486                      77,366,397                    27.5
July 2005                                                             93                      13,813,351                     4.9
March 2006                                                             2                         278,616                     0.1
May 2006                                                              72                      12,085,849                     4.3
June 2006                                                            259                      41,992,001                    14.9
July 2006                                                             30                       4,346,365                     1.5
August 2007                                                            1                         153,192                     0.1
November 2007                                                          1                         201,412                     0.1
December 2007                                                          1                          87,607                     0.0
March 2008                                                             2                         201,084                     0.1
May 2008                                                             125                      20,024,552                     7.1
June 2008                                                            486                      80,472,015                    28.6
July 2008                                                             63                       9,876,256                     3.5
                                                                   -----                    ------------                   -----
Total:                                                             1,747                    $280,925,012                   100.0%
                                                                   =====                    ============                   =====



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        27

                      Assumed Mortgage Loan Characteristics
      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4

                             Group I Mortgage Loans
                             ----------------------

                                                                                                            Number of
                                                                         Original                           Months to
                                        Net            Original        Amortization        Remaining        Prepayment
  Current           Mortgage          Mortgage           Term              Term              Term            Penalty
  Balance             Rate              Rate          (in months)       (in months)       (in months)       Expiration
  -------             ----              ----          -----------       -----------       -----------       ----------
 $10,970,611.25      7.744%            7.234%             180               360               179               0
  $8,400,085.82      7.233%            6.723%             180               360               179               11
    $978,382.24      7.723%            7.213%             180               360               179               23
 $24,924,100.27      6.708%            6.198%             180               360               179               35
 $26,744,962.01      6.846%            6.336%             180               360               179               59
    $914,112.97      7.233%            6.723%             113               113               112               0
     $70,485.69      6.375%            5.865%             120               120               118               10
    $436,763.14      7.042%            6.532%             120               120               119               35
  $5,278,687.33      6.985%            6.475%             117               117               117               59
  $9,959,472.57      7.281%            6.771%             180               180               179               0
  $5,249,068.13      6.666%            6.156%             180               180               179               11
    $452,062.94      6.103%            5.593%             180               180               179               23
 $12,393,785.53      6.528%            6.018%             180               180               179               35
 $40,451,554.26      6.785%            6.275%             180               180               179               59
 $15,019,803.60      7.284%            6.774%             240               240               239               0
  $1,933,941.32      6.480%            5.970%             240               240               239               11
    $319,011.17      5.875%            5.365%             240               240               239               23
  $9,580,514.43      6.582%            6.072%             238               238               237               35
 $86,298,646.33      6.862%            6.352%             239               239               239               59
 $53,600,364.18      7.482%            6.972%             359               359               359               0
 $34,462,304.02      6.930%            6.420%             359               359               358               11
  $3,425,643.08      6.570%            6.060%             355               355               354               23
$132,222,528.91      6.391%            5.881%             360               360               359               35
$225,913,108.81      6.840%            6.330%             359               359               358               59

                           Group II Mortgage Loans(1)

                                                                                                         Months     Number of
                                                                                                          Until     Months to
                              Net     Original   Remaining                                              Next Rate  Prepayment
   Current      Mortgage   Mortgage     Term       Term      Gross     Periodic    Maximum    Minimum  Adjustment   Penalty
   Balance        Rate       Rate   (in months) (in months)  Margin       Cap        Rate       Rate       Date    Expiration
   -------        ----       ----   ----------- -----------  ------       ---        ----       ----       ----    ----------
$85,128,991.47   7.940%     7.430%       360        359      4.697%      1.500%     14.940%    7.940%       23          0
 $1,149,451.54   6.969%     6.459%       360        360      3.361%      1.500%     13.969%    6.969%       24         12
$39,454,788.77   7.197%     6.687%       360        359      4.883%      1.500%     14.197%    7.197%       23         23
$27,797,362.14   7.373%     6.863%       360        359      4.888%      1.500%     14.373%    7.373%       23         35
 $4,812,106.82   7.574%     7.064%       360        359      4.730%      1.500%     14.574%    7.574%       23         59
 $9,492,251.25   7.959%     7.449%       360        359      4.371%      1.274%     14.959%    7.959%       35          0
$67,464,165.72   7.025%     6.515%       359        358      4.879%      1.477%     14.025%    7.025%       35         35
 $6,628,638.06   7.317%     6.807%       355        354      4.230%      1.169%     14.317%    7.317%       35         59
$61,877,811.96   7.276%     6.766%       359        358      4.521%      1.454%     14.280%    7.280%       59          0
   $230,503.73   7.750%     7.240%       360        359      4.250%      1.500%     14.750%    7.750%       59         11
   $101,590.57   7.625%     7.115%       360        359      6.625%      1.500%     14.625%    7.625%       59         23
$45,866,608.50   6.566%     6.056%       360        359      4.938%      1.469%     13.566%    6.572%       59         35
$49,995,729.47   7.187%     6.677%       355        354      4.315%      1.176%     14.187%    7.187%       59         59

(1) For all Group II Mortgage Loans, the Initial Rate Change Cap is 3.00%, the Rate Change Frequency is 6 months and the Index is 6-Month LIBOR.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        28

                     Available Funds Cap Hypothetical Table
                     --------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                          Available Funds     Available Funds        Payment Date     Available Funds     Available Funds
         Payment Date         Cap (1) (2)         Cap (1) (3)                             Cap (1) (2)         Cap (1) (3)
--------------------------------------------------------------------------------------------------------------------------
             08/25/03              6.870%              6.870%            06/25/06              7.033%              8.887%
             09/25/03              6.871%              6.871%            07/25/06              7.042%             10.161%
             10/25/03              6.871%              6.871%            08/25/06              7.052%             10.181%
             11/25/03              6.872%              6.872%            09/25/06              6.952%             10.039%
             12/25/03              6.873%              6.873%            10/25/06              6.952%             10.040%
             01/25/04              6.874%              6.874%            11/25/06              6.952%             10.041%
             02/25/04              6.875%              6.875%            12/25/06              6.952%             10.042%
             03/25/04              6.877%              6.877%            01/25/07              6.952%             10.753%
             04/25/04              6.879%              6.879%            02/25/07              6.952%             10.758%
             05/25/04              6.881%              6.881%            03/25/07              6.953%             10.759%
             06/25/04              6.883%              6.883%            04/25/07              6.953%             10.760%
             07/25/04              6.886%              6.886%            05/25/07              6.953%             10.762%
             08/25/04              6.889%              6.889%            06/25/07              6.954%             10.763%
             09/25/04              6.892%              6.892%            07/25/07              6.960%             11.079%
             10/25/04              6.894%              6.894%            08/25/07              6.966%             11.091%
             11/25/04              6.897%              6.897%            09/25/07              6.973%             11.103%
             12/25/04              6.901%              6.901%            10/25/07              6.980%             11.115%
             01/25/05              6.904%              6.904%            11/25/07              6.987%             11.128%
             02/25/05              6.907%              6.907%            12/25/07              6.995%             11.141%
             03/25/05              6.910%              6.910%            01/25/08              7.003%             11.388%
             04/25/05              6.914%              6.914%            02/25/08              7.011%             11.403%
             05/25/05              6.918%              6.918%            03/25/08              7.020%             11.418%
             06/25/05              6.921%              6.921%            04/25/08              7.029%             11.433%
             07/25/05              6.932%              8.136%            05/25/08              7.038%             11.450%
             08/25/05              6.943%              8.160%            06/25/08              7.047%             11.466%
             09/25/05              6.956%              8.175%            07/25/08              7.059%             12.709%
             10/25/05              6.969%              8.191%            08/25/08              7.069%             12.728%
             11/25/05              6.976%              8.199%            09/25/08              7.080%             12.747%
             12/25/05              6.983%              8.208%            10/25/08              7.091%             12.767%
             01/25/06              6.991%              8.826%            11/25/08              7.103%             12.788%
             02/25/06              6.999%              8.841%            12/25/08              7.115%             12.810%
             03/25/06              7.007%              8.852%            01/25/09              7.128%             13.391%
             04/25/06              7.015%              8.863%            02/25/09              7.142%             13.415%
             05/25/06              7.024%              8.875%
--------------------------------------------------------------------------------------------------------------------------

(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related Due Date divided by (y) the aggregate principal balance of the Group II Offered Certificates as of the first day of the applicable Accrual Period.

(2) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 1.12%.

(3) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 20.00%.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        29

                       Price/CBE Yield Table (To 10% Call)
                       -----------------------------------

---------------------------------------------------------------------------------------------------------------------
Prepayment Speed                 0%                80%              100%              150%               200%
---------------------------------------------------------------------------------------------------------------------
Class IA-2

100-00 Price                   2.140%            2.090%            2.078%            2.049%             2.022%
WAL                             14.80             2.41              2.00              1.42               1.12
Modified Duration               12.56             2.33              1.94              1.39               1.10
Principal Window            Sep17 - Jul18     Jul05 - May06     Mar05 - Nov05     Oct04 - Mar05     Jul04 - Nov04
---------------------------------------------------------------------------------------------------------------------
Class IA-3

100-00 Price                   2.676%            2.638%            2.626%            2.599%             2.572%
WAL                             17.99             3.71              3.00              2.05               1.57
Modified Duration               14.09             3.48              2.85              1.97               1.52
Principal Window            Jul18 - Sep24     May06 - May08     Nov05 - May07     Mar05 - Jan06     Nov04 - Jun05
---------------------------------------------------------------------------------------------------------------------
Class IA-4

100-00 Price                   3.783%            3.754%            3.743%            3.712%             3.679%
WAL                             23.91             6.51              5.00              3.13               2.23
Modified Duration               15.49             5.66              4.47              2.90               2.10
Principal Window            Sep24 - Nov29     May08 - Mar13     May07 - Feb10     Jan06 - Jul07     Jun05 - Feb06
---------------------------------------------------------------------------------------------------------------------
Class IA-5

100-00 Price                   5.207%            5.190%            5.182%            5.156%             5.121%
WAL                             27.49             11.34             8.95              5.40               3.53
Modified Duration               14.35             8.38              6.99              4.59               3.14
Principal Window            Nov29 - Apr31     Mar13 - Apr15     Feb10 - Feb13     Jul07 - Dec09     Feb06 - Apr08
---------------------------------------------------------------------------------------------------------------------
Class IA-6

100-00 Price                   4.235%            4.224%            4.223%            4.215%             4.203%
WAL                             9.44              6.94              6.66              5.61               4.57
Modified Duration               7.60              5.85              5.65              4.88               4.07
Principal Window            Aug06 - Oct14     Aug06 - Feb13     Aug06 - Dec12     Oct06 - Dec09     Jan07 - Apr08
---------------------------------------------------------------------------------------------------------------------
Class IM-1

100-00 Price                   5.062%            5.033%            5.024%            5.001%             4.987%
WAL                             23.13             7.85              6.41              4.47               3.77
Modified Duration               13.26             6.22              5.27              3.88               3.35
Principal Window            May19 - Apr31     Jun07 - Apr15     Oct06 - Feb13     Sep06 - Dec09     Oct06 - Apr08
---------------------------------------------------------------------------------------------------------------------
Class IM-2

100-00 Price                   5.415%            5.384%            5.374%            5.349%             5.332%
WAL                             23.13             7.85              6.41              4.45               3.67
Modified Duration               12.82             6.13              5.20              3.83               3.24
Principal Window            May19 - Apr31     Jun07 - Apr15     Oct06 - Feb13     Aug06 - Dec09     Sep06 - Apr08
---------------------------------------------------------------------------------------------------------------------
Class IB

100-00 Price                   6.042%            6.003%            5.990%            5.960%             5.941%
WAL                             22.23             7.05              5.76              4.02               3.37
Modified Duration               11.88             5.51              4.68              3.46               2.96
Principal Window            May19 - Apr31     Jun07 - Apr15     Oct06 - Feb13     Aug06 - Dec09     Aug06 - Apr08
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        30

                       Discount Margin Table (To 10% Call)
                       -----------------------------------

----------------------------------------------------------------------------------------------------------------
Prepayment Speed               0%               80%              100%              150%             200%
----------------------------------------------------------------------------------------------------------------
Class IA-1

100-00 Price                   11                11               11                11               11
WAL                           7.71              1.11             0.95              0.73             0.61
Principal Window          Aug03 - Sep17    Aug03 - Jul05     Aug03 - Mar05    Aug03 - Oct04     Aug03 - Jul04
----------------------------------------------------------------------------------------------------------------
Class IIA-1

100-00 Price                   11                11               11                11               11
WAL                           10.60             1.11             0.95              0.73             0.61
Principal Window          Aug03 - Feb21    Aug03 - Jun05     Aug03 - Mar05    Aug03 - Sep04     Aug03 - Jul04
----------------------------------------------------------------------------------------------------------------
Class IIA-2

100-00 Price                   29                29               29                29               29
WAL                           24.15             3.96             3.13              1.89             1.55
Principal Window          Feb21 - Feb32    Jun05 - Sep10     Mar05 - Feb09    Sep04 - Jun06     Jul04 - Jun05
----------------------------------------------------------------------------------------------------------------
Class IIM-1

100-00 Price                   60                60               60                60               60
WAL                           26.10             4.89             4.14              3.11             1.91
Principal Window          May25 - Feb32    Sep06 - Sep10     Oct06 - Feb09    Jun06 - Sep06     Jun05 - Jun05
----------------------------------------------------------------------------------------------------------------
Class IIM-2

100-00 Price                   123              123               123              123               123
WAL                           26.10             4.87             4.05              3.16             1.91
Principal Window          May25 - Feb32    Aug06 - Sep10     Sep06 - Feb09    Sep06 - Sep06     Jun05 - Jun05
----------------------------------------------------------------------------------------------------------------
Class IIB

100-00 Price                   300              300               300              300               300
WAL                           26.00             4.71             3.89              3.15             1.91
Principal Window          May25 - Feb32    Aug06 - Sep10     Aug06 - Feb09    Aug06 - Sep06     Jun05 - Jun05
----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        31

                       Price/CBE Yield Table (To Maturity)
                       -----------------------------------

--------------------------------------------------------------------------------------------------------------------
Prepayment Speed              0%                80%                100%              150%               200%
--------------------------------------------------------------------------------------------------------------------
Class IA-5

100-00 Price                5.213%             5.251%             5.257%            5.231%             5.128%
WAL                         28.19              13.59              11.03              6.48               3.57
Modified Duration           14.52               9.43               8.08              5.27               3.17
Principal Window        Nov29 - May33      Mar13 - Sep26      Feb10 - Mar23      Jul07 - Jul17     Feb06 - Jun09
--------------------------------------------------------------------------------------------------------------------
Class IA-6

100-00 Price                4.235%             4.224%             4.223%            4.219%             4.218%
WAL                          9.44               6.94               6.66              6.21               5.99
Modified Duration            7.60               5.85               5.65              5.31               5.15
Principal Window        Aug06 - Oct14      Aug06 - Feb13      Aug06 - Dec12      Oct06 - Dec12     Jan07 - Oct13
--------------------------------------------------------------------------------------------------------------------
Class IM-1

100-00 Price                5.062%             5.035%             5.027%            5.006%             4.992%
WAL                         23.32               8.34               6.89              4.81               4.00
Modified Duration           13.30               6.47               5.54              4.11               3.52
Principal Window        May19 - Nov32      Jun07 - Dec19      Oct06 - Sep17      Sep06 - Feb13     Oct06 - Jul10
--------------------------------------------------------------------------------------------------------------------
Class IM-2

100-00 Price                5.415%             5.386%             5.376%            5.352%             5.335%
WAL                         23.25               8.15               6.69              4.64               3.80
Modified Duration           12.84               6.28               5.36              3.96               3.34
Principal Window        May19 - Jun32      Jun07 - Jun18      Oct06 - Dec15      Aug06 - Nov11     Sep06 - Aug09
--------------------------------------------------------------------------------------------------------------------
Class IB

100-00 Price                6.042%             6.003%             5.990%            5.960%             5.941%
WAL                         22.23               7.05               5.77              4.03               3.37
Modified Duration           11.88               5.51               4.68              3.46               2.97
Principal Window        May19 - Jun31      Jun07 - Sep15      Oct06 - Jul13      Aug06 - Mar10     Aug06 - Jun08
--------------------------------------------------------------------------------------------------------------------

                       Discount Margin Table (To Maturity)
                       -----------------------------------

---------------------------------------------------------------------------------------------------------------------
Prepayment Speed                0%                80%              100%              150%                200%
---------------------------------------------------------------------------------------------------------------------
Class IIA-2

100-00 Price                    29                31                31                29                  29
WAL                            24.24             4.32              3.41              1.89                1.55
Principal Window           Feb21 - May33     Jun05 - Feb19    Mar05 - Oct15      Sep04 - Jun06      Jul04 - Jun05
---------------------------------------------------------------------------------------------------------------------
Class IIM-1

100-00 Price                    60                62                62                70                  60
WAL                            26.22             5.31              4.47              4.65                1.91
Principal Window           May25 - Mar33     Sep06 - Apr15    Oct06 - Sep12      Jun06 - Sep10      Jun05 - Jun05
---------------------------------------------------------------------------------------------------------------------
Class IIM-2

100-00 Price                    123               126              126                133                123
WAL                            26.20             5.16              4.28              3.79                1.91
Principal Window           May25 - Dec32     Aug06 - Sep13    Sep06 - Jun11      Dec06 - Feb08      Jun05 - Jun05
---------------------------------------------------------------------------------------------------------------------
Class IIB

100-00 Price                    300               301              301                305                300
WAL                            26.02             4.74              3.92              3.27                1.91
Principal Window           May25 - Jun32     Aug06 - Aug11    Aug06 - Nov09      Aug06 - Feb07      Jun05 - Jun05
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        32